CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for the Geodyne Energy Income Limited Partnership I-D ("Issuer") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (b)   the information  contained  in  the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Issuer.

      Dated this 13th day of August, 2002.

                              GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-D ("Issuer")

                              //S//Dennis R. Neill
                              -------------------------------------
                              Dennis R. Neill
                              President (Chief Executive Officer)

                              //s//Craig D. Loseke
                              -------------------------------------
                              Craig D. Loseke
                              Chief Financial Officer